Enterprise Financial Services Corp 2023 Fourth Quarter Earnings Webcast Exhibit 99.2

Forward-Looking Statements Some of the information in this report may contain “forward-looking statements” within the meaning of and intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include projections based on management’s current expectations and beliefs concerning future developments and their potential effects on the Company including, without limitation, plans, strategies and goals, and statements about the Company’s expectations regarding revenue and asset growth, financial performance and profitability, loan and deposit growth, liquidity, yields and returns, loan diversification and credit management, shareholder value creation and the impact of acquisitions. Forward-looking statements are typically identified by words such as “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “pro forma” and other similar words and expressions. Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Forward-looking statements speak only as of the date they are made. Because forward-looking statements are subject to assumptions and uncertainties, actual results or future events could differ, possibly materially, from those anticipated in the forward-looking statements and future results could differ materially from historical performance. They are neither statements of historical fact nor guarantees or assurances of future performance. While there is no assurance that any list of risks and uncertainties or risk factors is complete, important factors that could cause actual results to differ materially from those in the forward-looking statements include the following, without limitation: the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses and grow the acquired operations, as well as credit risk, changes in the appraised valuation of real estate securing impaired loans, outcomes of litigation and other contingencies, exposure to general and local economic and market conditions, high unemployment rates, higher inflation and its impacts (including U.S. federal government measures to address higher inflation), U.S. fiscal debt, budget and tax matters, and any slowdown in global economic growth, risks associated with rapid increases or decreases in prevailing interest rates, our ability to attract and retain deposits and access to other sources of liquidity, consolidation in the banking industry, competition from banks and other financial institutions, the Company’s ability to attract and retain relationship officers and other key personnel, burdens imposed by federal and state regulation, changes in legislative or regulatory requirements, as well as current, pending or future legislation or regulation that could have a negative effect on our revenue and businesses, including rules and regulations relating to bank products and financial services, changes in accounting policies and practices or accounting standards, changes in the method of determining LIBOR and the phase out of LIBOR, natural disasters, terrorist activities, war and geopolitical matters (including the war in Israel and potential for a broader regional conflict and the war in Ukraine and the imposition of additional sanctions and export controls in connection therewith), or pandemics, and their effects on economic and business environments in which we operate, including the related disruption to the financial market and other economic activity, and those factors and risks referenced from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”), including in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, and the Company’s other filings with the SEC. The Company cautions that the preceding list is not exhaustive of all possible risk factors and other factors could also adversely affect the Company’s results. For any forward-looking statements made in this press release or in any documents, EFSC claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Annualized, pro forma, projected and estimated numbers in this document are used for illustrative purposes only, are not forecasts and may not reflect actual results. Readers are cautioned not to place undue reliance on any forward-looking statements. Except to the extent required by applicable law or regulation, EFSC disclaims any obligation to revise or publicly release any revision or update to any of the forward-looking statements included herein to reflect events or circumstances that occur after the date on which such statements were made. 2

*Comparisons noted below are to the linked quarter unless otherwise noted. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Capital • Tangible Common Equity/Tangible Assets** 8.96%, compared to 8.51% • Tangible Book Value Per Common Share** $33.85, compared to $31.06 • CET1 Ratio 11.3%, compared to 11.2% • Quarterly common stock dividend of 0.25 per share in fourth quarter 2023 • Quarterly preferred stock dividend of $12.50 per share ($0.3125 per depository share) • Net Income $44.5 million, down $0.1 million; EPS $1.16 • Net Interest Income $140.7 million, down $0.9 million; NIM 4.23% • PPNR** $75.8 million, up $10.7 million • ROAA** 1.28%, compared to 1.26%; PPNR ROAA** 2.10%, compared to 1.84% • ROATCE** 14.98%, compared to 14.49% Earnings Financial Highlights - 4Q23* 3

*Comparisons noted below are to the linked quarter unless otherwise noted. Loans & Deposits • Loans $10.9 billion, up $267.3 million • Loan/Deposit Ratio 89% • Deposits $12.2 billion, up $266.5 million • Noninterest-bearing Deposits/Total Deposits 33% Asset Quality • Nonperforming Loans/Loans 0.40% • Nonperforming Assets/Assets 0.34% • Allowance Coverage Ratio 1.24%; 1.35% adjusted for guaranteed loans • Net Charge-offs $28.5 million Financial Highlights, continued - 4Q23* 4

Capital • Tangible Common Equity/Tangible Assets** 8.96%, compared to 8.43% • Tangible Book Value Per Share** $33.85, compared to $28.67, increase of 18% • Common stock dividend increased to $1.00 per share, compared to $0.90 per share • Net Income $194.1 million, down $9.0 million; EPS $5.07 compared to $5.31 • Net Interest Income $562.6 million, up $88.7 million; NIM 4.43%, compared to 3.89% • PPNR** $284.8 million, up $25.8 million • ROAA** 1.42%, compared to 1.52%; PPNR ROAA**2.06%, compared to 1.94% • ROATCE** 16.40%, compared to 19.10% Earnings *Comparisons noted below are to the prior year. **A Non-GAAP Measure, Refer to Appendix for Reconciliation. Loans, Deposits, & Asset Quality • Loans $10.9 billion, up $1.1 billion, or 12% • Deposits $12.2 billion, up $1.3 billion, or 12% • Net Charge-offs $38.0 million, or 0.37% of average loans, compared to 0.04% Financial Highlights, continued - 2023* 5

Areas of Focus Organic Loan and Deposit Growth • Continue Funding Loan Growth with Customer Deposits • Build Franchise Value by Expanding Existing and Acquiring New Relationships Disciplined Loan and Deposit Pricing Focused Credit Underwriting and Monitoring • Third Party Agricultural Loan Portfolio Review Maintain a Strong Balance Sheet Focus on Long-term Earnings Trajectory Core System Conversion 6

$9,737 $10,012 $10,513 $10,617 $10,884 4Q22 1Q23 2Q23 3Q23 4Q23 In Millions 12% Total Loan Grow th Loan Trends 7

4Q23 4Q22 LTM Change C&I $ 2,186 $ 1,905 $ 281 CRE Investor Owned 2,292 2,176 116 CRE Owner Occupied 1,262 1,174 88 SBA loans* 1,282 1,312 (30) Sponsor Finance* 872 635 237 Life Insurance Premium Finance* 956 817 139 Tax Credits* 735 560 175 Residential Real Estate 360 380 (20) Construction and Land Development 670 535 135 Other 269 243 26 Total loans $ 10,884 $ 9,737 $ 1,147 *Specialty loan category. In Millions Loan Details - LTM 8

4Q23 3Q23 QTR Change C&I $ 2,186 $ 2,020 $ 166 CRE Investor Owned 2,292 2,260 32 CRE Owner Occupied 1,262 1,256 6 SBA loans* 1,282 1,309 (27) Sponsor Finance* 872 888 (16) Life Insurance Premium Finance* 956 928 28 Tax Credits* 735 684 51 Residential Real Estate 360 365 (5) Construction and Land Development 670 640 30 Other 269 267 2 Total loans $ 10,884 $ 10,617 $ 267 *Specialty loan category. In Millions Loan Details - QTR 9

Specialty Lending $3,382 $3,871 $3,898 4Q22 3Q23 4Q23 In Millions Midwest $3,214 $3,260 $3,338 4Q22 3Q23 4Q23 Southwest $1,242 $1,464 $1,566 4Q22 3Q23 4Q23 West $1,656 $1,755 $1,813 4Q22 3Q23 4Q23 Note: Excludes “Other” loans Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California) Loan By Region 10

Deposit Details - LTM 4Q23 4Q22 LTM Change Noninterest-bearing demand accounts $ 3,959 $ 4,643 $ (684) Interest-bearing demand accounts 2,950 2,256 694 Money market accounts 3,399 2,655 744 Savings accounts 595 744 (149) Certificates of deposit: Brokered 483 119 364 Other 790 412 378 Total deposits $ 12,176 $ 10,829 $ 1,347 Specialty deposits (included in total deposits)* $ 2,778 $ 2,051 $ 727 In Millions * Note: prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Specialty deposits. 11

Deposit Details - QTR 4Q23 3Q23 QTR Change Noninterest-bearing demand accounts $ 3,959 $ 3,852 $ 107 Interest-bearing demand accounts 2,950 2,750 200 Money market accounts 3,399 3,211 188 Savings accounts 595 626 (31) Certificates of deposit: Brokered 483 696 (213) Other 790 775 15 Total deposits $ 12,176 $ 11,910 $ 266 Specialty deposits (included in total deposits)** $ 2,778 $ 2,693 $ 85 In Millions * Total deposits excluding specialty and brokered CDs increased $394 million in 4Q23. ** Note: prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Specialty deposits. * 12

Deposit By Region

ENTERPRISE Financial Services Corp

In Millions

Specialty Deposits**



$2,051
$2,693
$2,778
4Q22
3Q23
4Q23

Midwest (*)**



$5,413
$6,098
$6,219
4Q22
3Q23
4Q23

Southwest



$1,845
$1,802
$1,828
4Q22
3Q23
4Q23

West*



$1,520
$1,317
$1,351
4Q22
3Q23
4Q23

Note: Region Components: Midwest (St. Louis & Kansas City), Southwest (AZ, NM, Las Vegas, TX), West (Southern California)
**Includes brokered balances*
*** Note, prior period amounts have been reclassified among categories to conform to the current period presentation. Deposits related to specialty lending (i.e., Sponsor Finance and Life Insurance Premium Finance) are no longer included in Specialty deposits.*

13

Specialty Deposits

ENTERPRISE
Financial Services Corp



29.7%
30.7%
39.6%

- **$2.78 billion - Specialty deposits, representing 23% of total deposits**
- **$2.81 billion - Average specialty deposits for 4Q23**
- **$21.6 million - Related deposit costs in noninterest expense, resulting in an average specialty deposit cost of 3.05%**
- **$126.7 thousand - Average Deposits per Branch for FDIC Insured Banks with a deposit portfolio between $5-20B***
- **22 - Number of traditional branches that would support the EFSC specialty deposit portfolio**

Data Source: Deposit data as of June 30th, 2023, per the FDIC Summary of Deposits.

Community Associations

$1.1 billion in deposit accounts specifically designed to serve the needs of community associations.

Property Management

$854 million in deposits. Specializing in the compliance of Property Management Trust Accounts.

Third Party Escrow and Trust Services

$824 million in deposits. Product lines providing services to independent escrow and non-depository trust companies.



In Millions
$1,000
$500
$—
Community Assoc
Property Mgmt
Third-Party Escrow and Trust Services
4Q22
1Q23
2Q23
3Q23
4Q23

14

Core Funding Mix

ENTERPRISE Financial Services Corp

In Millions

4Q23

Commercial	Business Banking	Consumer	Specialty
$4,512	$1,270	$2,879	$2,778



30%
37%
32%
17%
4%
43%
35%
7%
2%
24%
31%
18%
18%
34%
58%
7%
DDA
NOW
MMA
SAV
CD 1 yr or less
CD > 1 yr

Net New/Closed Deposit Accounts

	COMMERCIAL	BUSINESS BANKING	CONSUMER	SPECIALTY
Total net average balance (*$ in thousands*)				
4Q23	$ 85,358	$ 18,529	$ 26,556	$ 214,189
3Q23	$ 51,792	$ 35,842	$ 27,182	$ 228,800
2Q23	$ 52,313	$ 15,031	$ 687	$ 161,683
1Q23	$ 99,087	$ 41,931	$ 6,502	$ 106,043
Number of accounts				
4Q23	84	(77)	842	1,452
3Q23	96	(23)	996	1,229
2Q23	(54)	(110)	482	1,792
1Q23	(46)	(206)	188	1,190

Total Portfolio Average Account Size & Cost of Funds

	COMMERCIAL	BUSINESS BANKING	CONSUMER	SPECIALTY
Average account size (*$ in thousands*)				
4Q23	$ 292	$ 66	$ 25	$ 127
Cost of funds				
4Q23[1]	2.27 %	1.12 %	1.59 %	1.25 %

Overview

- Estimated uninsured deposits of $3.8 billion, or 31% of total deposits[2]
- ~80% of commercial deposits utilize Treasury Management services
- ~90% of checking and savings accounts utilize online banking services
- ~60% of commercial deposits have a lending relationship
- ~ 129% of on- and off-balance sheet liquidity to estimated uninsured deposits

[1]At December 31, 2023

[2]Excludes insured accounts, collateralized accounts, accounts that qualify for pass-through insurance, reciprocal accounts, and affiliated accounts.

Note: Brokered deposits: 4Q23 $0.7 billion; 3.32% cost of funds

15

Earnings Per Share Trend - 4Q23 $1.17 $0.26 $(0.21) $(0.08) $0.02 $1.16 3Q23 Operating Revenue Provision for Credit Losses Noninterest Expense Change in Effective Tax Rate 4Q23 Change in EPS 16

$138.8 $139.5 $140.7 $141.6 $140.7 4.66% 4.71% 4.49% 4.33% 4.23%3.65% 4.52% 4.99% 5.26% 5.33% Net Interest Income Net Interest Margin Avg Fed Funds Rate 4Q22 1Q23 2Q23 3Q23 4Q23 Net Interest Income Trend In Millions Stable Net Interest Income 17

Net Interest Margin 5.87% 6.33% 6.64% 6.80% 6.87% 2.91% 3.03% 3.06% 3.11% 3.20% 5.25% 5.69% 5.97% 6.12% 6.20% Earning asset yield Securities yield Loan yield 4Q22 1Q23 2Q23 3Q23 4Q23 0.94% 1.56% 2.26% 2.77% 3.03% 0.53% 0.92% 1.46% 1.84% 2.03% 1.07% 1.72% 2.40% 2.84% 3.09% Interest-bearing deposit rate Total cost of deposits Interest-bearing liabilities 4Q22 1Q23 2Q23 3Q23 4Q23 Components of Interest-bearing LiabilitiesComponents of Interest-earning Assets 4.33% 0.06% 0.01% 0.01% (0.04)% (0.14)% 4.23% 3Q23 Loans Securities Other Earning Asset Mix Funding Mix Cost of Funds 4Q23 Margin Bridge 18

9 (1) 12 26 106 4Q22 1Q23 2Q23 3Q23 4Q23 $382 $275 $501 $104 $267 41.0% 42.4% 44.6% 41.0% 42.0% Organic Loans Avg Line Draw % 4Q22 1Q23 2Q23 3Q23 4Q23 4Q23 3Q23 4Q22 NPLs/Loans 0.40% 0.46% 0.10 % NPAs/Assets 0.34% 0.40% 0.08 % ACL/NPLs 308.2% 290.5% 1371.9 % ACL/Loans** 1.35% 1.47% 1.56 % Annualized Net Charge-offs (Recoveries) to Average Loans Provision for Credit Losses* $2.1 $4.2 $6.3 $8.0 $18.1 4Q22 1Q23 2Q23 3Q23 4Q23 In Millions bps bps bps bps bps In Millions Loan Growth and Average Line of Credit Utilization *Includes credit loss expense on loans, investments and unfunded commitments. **Excludes guaranteed loans. Credit Trends 19

$142.1 $21.2 $(28.5) $134.8 ACL 3Q23 Portfolio Changes Net Charge-offs ACL 4Q23 Allowance for Credit Losses for Loans In Millions • New loans and changes in composition of existing loans • Changes in risk ratings, past due status and reserves on individually evaluated loans • Changes in macroeconomic and qualitative factors 4Q23 In Millions Loans ACL ACL as a % of Loans Commercial and industrial $ 4,673 $ 59 1.26 % Commercial real estate 4,804 55 1.14 % Construction real estate 760 10 1.32 % Residential real estate 372 6 1.61 % Other 275 5 1.82 % Total $ 10,884 $ 135 1.24 % Reserves on sponsor finance, which is included in the categories above, represented $23.0 million. Total ACL percentage of loans excluding government guaranteed loans was 1.35%. Key Assumptions: • Reasonable and supportable forecast period is one year with a one year reversion period. • Forecast considers a weighted average of baseline, upside and downside scenarios. • Primary macroeconomic factors: ◦ Percentage change in GDP ◦ Unemployment ◦ Percentage change in Retail Sales ◦ Percentage change in CRE Index 20

Noninterest Income Trend Other Noninterest Income DetailNoninterest Income In Millions $16.9 $16.9 $14.3 $12.1 $25.5 $5.3 $6.1 $5.1 $5.4 $6.3 $2.4 $1.9 $0.4 $(2.7) $9.7$4.5 $4.1 $3.9 $4.2 $4.3 $2.3 $2.3 $2.4 $2.6 $2.7 $2.4 $2.5 $2.5 $2.6 $2.5 10.8% 10.8% 9.2% 7.9% 15.3% Other Tax Credit Income Deposit Services Charge Card Services Wealth Management Noninterest income/Total income 4Q22 1Q23 2Q23 3Q23 4Q23 $5.3 $6.1 $5.1 $5.4 $6.3 $0.9 $1.7 $1.2 $1.8 $2.3 $0.2 $0.5 $0.4 $0.7 $0.8 $0.8 $0.8 $0.8 $0.8 $1.3 $0.2 $0.3 $0.2 $0.1 $0.2 $2.8 $0.6 $2.1 $0.3 $1.0$0.4 $1.7 $0.4 $0.2 $0.7$0.5 $1.5 Miscellaneous Servicing Fees BOLI Swap Fees CDE Private Equity Fund Distribution Gain on SBA loan sales Mortgage 4Q22 1Q23 2Q23 3Q23 4Q23 21

Noninterest Expense Trend Other Noninterest Expense DetailNoninterest Expense In Millions $77.1 $81.0 $86.0 $88.6 $92.6 $21.4 $21.7 $23.4 $22.7 $24.6 $13.3 $12.7 $17.0 $21.0 $21.6 $2.4 $4.2 $4.1 $4.0 $4.2 $4.3 $38.2 $42.5 $41.6 $40.7 $39.7 48.1% 50.5% 54.0% 56.2% 53.1% Other Deposit costs FDIC special assessment Occupancy Employee compensation and benefits Core efficiency ratio* 4Q22 1Q23 2Q23 3Q23 4Q23 $21.4 $21.7 $23.4 $22.7 $24.6 $11.2 $10.7 $12.5 $11.4 $10.6 $3.6 $3.7 $3.7 $3.8 $4.0 $2.8 $1.6 $1.6 $1.4 $1.1 $1.6 $2.6 $2.6 $2.9 $5.1 $0.9 $1.9 $1.9 $2.1 $2.7 $1.3 $1.2 $1.1 $1.1 $1.1 Miscellaneous Data processing Professional fees FDIC and other insurance Loan, legal expenses Amortization expense 4Q22 1Q23 2Q23 3Q23 4Q23 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. 22

Capital Tangible Common Equity/Tangible Assets* 8.43% 8.81% 8.65% 8.51% 8.96% Tangible Common Equity/Tangible Assets 4Q22 1Q23 2Q23 3Q23 4Q23 *A Non-GAAP Measure, Refer to Appendix for Reconciliation. **Preliminary regulatory capital ratios. Regulatory Capital 10.0% 14.2% 14.3% 14.1% 14.1% 14.2% 6.5% 11.1% 11.2% 11.1% 11.2% 11.3% CET1 Tier 1 Total Risk Based Capital Minimum "Well Capitalized" Ratio 4Q22 1Q23 2Q23 3Q23 4Q23** 8.0% 12.6% 12.6% 12.5% 12.6% EFSC Capital Strategy: Low Cost - Highly Flexible High Capital Retention Rate – Strong earnings profile – Sustainable dividend profile Supporting Robust Asset Growth – Organic loan and deposit growth – High quality M&A to enhance commercial franchise and geographic diversification Maintain High Quality Capital Stack – Minimize WACC over time (preferred, sub debt, etc.) – Optimize capital levels CET1 ~10%, Tier 1 ~12%, and Total Capital ~14% Maintain 8-9% TCE – Common stock repurchases – M&A deal structures – Drives ROATCE above peer levels TBV and Dividends per Share $28.67 $30.55 $31.23 $31.06 $33.85 $0.24 $0.25 $0.25 $0.25 $0.25 TBV/Share Dividends per Share 4Q22 1Q23 2Q23 3Q23 4Q23 12.7% 23

Appendix

Investment Portfolio Breakout AFS & HTM Securities Obligations of U.S. Government- sponsored enterprises 12% Obligations of states and political subdivisions 42% Agency mortgage- backed securities, 32% Corporate debt securities 6% U.S. Treasury bills 8% TOTAL $2.4 Billion • Effective duration of 5.9 years balances the short 3-year duration of the loan portfolio • Cash flows next 12 months of approximately $324.7 million • 3.20% tax-equivalent yield • Municipal bond portfolio rated A or better • Laddered maturity and repayment structure for consistent cash flows Overview Total AFS (Fair Value) Total HTM (Fair Value) AFS Securities (Net Unrealized) HTM Securities (Net Unrealized) 4Q22 1Q23 2Q23 3Q23 4Q23 $— $600 $1,200 $1,800 $(320) $(160) $— $160 In Millions $158.8 $101.3 $74.6 $53.9 $144.6 5.22% 4.79% 5.07% 5.60% 5.36% Principal Cost Yield (TEQ) 4Q22 1Q23 2Q23 3Q23 4Q23 Investment Purchase Yield In Millions Investment Portfolio 25

EFSC Borrowing Capacity $4.2 $4.3 $4.4 $0.8 $0.9 $1.0 $2.6 $2.5 $2.5 $0.1 $0.1 $0.1$0.7 $0.8 $0.8 36% 36% 37% FHLB borrowing capacity FRB borrowing capacity Fed Funds lines Unpledged securities Borrowing capacity/Deposits 2Q23 3Q23 4Q23 In Billions End of Period and Average Loans to Deposits 90% 90% 91% 89% 89%86% 90% 90% 88% 88% End of period Loans/Deposits Avg Loans/Avg Deposits 4Q22 1Q23 2Q23 3Q23 4Q23 • $1.0 billion available FHLB capacity • $2.5 billion available FRB capacity • $120 million in six federal funds lines • $809 million unpledged investment securities • $433.0 million cash • $25 million available line of credit • Portfolio of saleable SBA loans • Investment portfolio/total assets of 16% • FHLB maximum credit capacity is 45% of assets $0.3 $0.3 $0.4 $0.2 $0.2 $0.3 $0.5 $0.9 $1.1 $1.4 Annual Cash Flows Cumulative Cash Flows 2024 2025 2026 2027 2028 Investment Portfolio Cash Flows* In Billions Strong Liquidity Profile *Trailing 12 months ending December 31 of each year Liquidity 26

Office CRE (Non-owner Occupied) Total $482.0 Million Midwest 50.3% Southwest 29.6% West 14.9% Specialty 5.2% Office CRE Loans by Location Real Estate/ Rental/Leasing 85.2% Health Care and Social Assistance 3.3% Other 11.5% Office CRE Loans by Industry Type Size Average Risk Rating Number of Loans Balance Average Balance > $10 Million 5.40 10 $ 145.2 $ 14.5 $5-10 Million 4.91 11 73.1 6.6 $2-5 Million 5.20 45 144.1 3.2 < $2 Million 5.22 207 119.6 0.6 Total 5.21 273 $ 482.0 $ 1.8 Office CRE Loans by Size $ In Millions• Average loan-to-origination value 49% • 71% of loans have recourse to owners • Average debt-service coverage ratio (DSCR) of 1.48x (2022) • Average market occupancy of 88%; average rents of $24 psf • 42% Class A, 54% Class B, 4% Class C • $14.3 million unfunded commitments 27

Use of Non-GAAP Financial Measures The Company’s accounting and reporting policies conform to generally accepted accounting principles in the United States (“GAAP”) and the prevailing practices in the banking industry. However, the Company provides other financial measures, such as tangible common equity, PPNR, ROATCE, ROAA, PPNR return on average assets (“PPNR ROAA”), core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, in this release that are considered “non-GAAP financial measures.” Generally, a non-GAAP financial measure is a numerical measure of a company’s financial performance, financial position, or cash flows that exclude (or include) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP. The Company considers its tangible common equity, PPNR, ROATCE, ROAA, PPNR ROAA, core efficiency ratio, the tangible common equity ratio, and tangible book value per common share, collectively “core performance measures,” presented in this earnings release and the included tables as important measures of financial performance, even though they are non-GAAP measures, as they provide supplemental information by which to evaluate the impact of certain non-comparable items, and the Company’s operating performance on an ongoing basis. Core performance measures exclude certain other income and expense items, such as the FDIC special assessment, merger-related expenses, facilities charges, and the gain or loss on sale of investment securities, that the Company believes to be not indicative of or useful to measure the Company’s operating performance on an ongoing basis. The attached tables contain a reconciliation of these core performance measures to the GAAP measures. The Company believes that the tangible common equity ratio provides useful information to investors about the Company’s capital strength even though it is considered to be a non-GAAP financial measure and is not part of the regulatory capital requirements to which the Company is subject. The Company believes these non-GAAP measures and ratios, when taken together with the corresponding GAAP measures and ratios, provide meaningful supplemental information regarding the Company’s performance and capital strength. The Company’s management uses, and believes that investors benefit from referring to, these non-GAAP measures and ratios in assessing the Company’s operating results and related trends and when forecasting future periods. However, these non-GAAP measures and ratios should be considered in addition to, and not as a substitute for or preferable to, ratios prepared in accordance with GAAP. In the attached tables, the Company has provided a reconciliation of, where applicable, the most comparable GAAP financial measures and ratios to the non-GAAP financial measures and ratios, or a reconciliation of the non-GAAP calculation of the financial measures for the periods indicated. 28

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022
SHAREHOLDERS' EQUITY TO TANGIBLE COMMON EQUITY AND TOTAL ASSETS TO TANGIBLE ASSETS					
Shareholders' equity	$ 1,716,068	$ 1,611,880	$ 1,618,233	$ 1,592,820	$ 1,522,263
Less preferred stock	71,988	71,988	71,988	71,988	71,988
Less goodwill	365,164	365,164	365,164	365,164	365,164
Less intangible assets	12,318	13,425	14,544	15,680	16,919
Tangible common equity (non-GAAP)	$ 1,266,598	$ 1,161,303	$ 1,166,537	$ 1,139,988	$ 1,068,192
Less net unrealized losses on HTM securities, after tax	41,038	81,367	53,611	48,630	61,435
Tangible common equity adjusted for unrealized losses on HTM securities (non-GAAP)	$ 1,225,560	$ 1,079,936	$ 1,112,926	$ 1,091,358	$ 1,006,757
Common shares outstanding	37,416	37,385	37,359	37,311	37,253
Tangible book value per share (non-GAAP)	$ 33.85	$ 31.06	$ 31.23	$ 30.55	$ 28.67
Total assets	$ 14,518,590	$ 14,025,042	$ 13,871,154	$ 13,325,982	$ 13,054,172
Less goodwill	365,164	365,164	$ 365,164	365,164	365,164
Less intangible assets	12,318	13,425	$ 14,544	15,680	16,919
Tangible assets (non-GAAP)	$ 14,141,108	$ 13,646,453	$ 13,491,446	$ 12,945,138	$ 12,672,089
Tangible common equity to tangible assets (non-GAAP)	8.96 %	8.51 %	8.65 %	8.81 %	8.43 %
Tangible common equity to tangible assets adjusted for unrealized losses on HTM securities (non-GAAP)	8.67 %	7.91 %	8.25 %	8.43 %	7.94 %

($ in thousands)	Quarter ended Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Year ended Dec 31, 2023	Dec 31, 2022
RETURN ON AVERAGE ASSETS							
Net income	$ 44,529	$ 44,665	$ 49,127	$ 55,738	$ 60,001	$ 194,059	$ 203,043
FDIC special assessment (after tax)	$ 1,814	$ —	$ —	$ —	$ —	$ 1,814	$ —
Net income adjusted (non-GAAP)	$ 46,343	$ 44,665	$ 49,127	$ 55,738	$ 60,001	$ 195,873	$ 203,043
Average Assets	$ 14,332,804	$ 14,068,860	$ 13,671,985	$ 13,131,195	$ 12,986,568	$ 13,805,236	$ 13,319,624
ROAA adjusted for FDIC special assessment (non-GAAP)	1.28 %	1.26 %	1.44 %	1.72 %	1.83 %	1.42 %	1.52 %

29

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE
Financial Services Corp

($ in thousands)	Quarter ended Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Year ended Dec 31, 2023	Dec 31, 2022
RETURN ON AVERAGE TANGIBLE COMMON EQUITY (ROATCE)							
Average shareholder's equity	$ 1,652,882	$ 1,648,605	$ 1,621,337	$ 1,568,451	$ 1,490,592	$ 1,623,121	$ 1,498,759
Less average preferred stock	71,988	71,988	71,988	71,988	71,988	71,988	71,988
Less average goodwill	365,164	365,164	365,164	365,164	365,164	365,164	365,164
Less average intangible assets	12,858	13,967	15,094	16,247	17,544	14,531	19,516
Average tangible common equity	$ 1,202,872	$ 1,197,486	$ 1,169,091	$ 1,115,052	$ 1,035,896	$ 1,171,438	$ 1,042,091
Net income available to common shareholders (GAAP)	$ 43,592	$ 43,727	$ 48,190	$ 54,800	$ 59,064	$ 190,309	$ 199,002
FDIC special assessment (after tax)	$ 1,814	$ —	$ —	$ —	$ —	$ 1,814	$ —
Net income available to common shareholders adjusted (non-GAAP)	$ 45,406	$ 43,727	$ 48,190	$ 54,800	$ 59,064	$ 192,123	$ 199,002
ROATCE adjusted for FDIC special assessment (non-GAAP)	14.98 %	14.49 %	16.53 %	19.93 %	22.62 %	16.40 %	19.10 %

($ in thousands)	Quarter ended Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Year ended Dec 31, 2023	Dec 31, 2022
CALCULATION OF PRE-PROVISION NET REVENUE							
Net interest income	$ 140,732	$ 141,639	$ 140,692	$ 139,529	$ 138,835	$ 562,592	$ 473,903
Noninterest income	25,452	12,085	14,290	16,898	16,873	68,725	59,162
FDIC special assessment	2,412	—	—	—	—	2,412	—
Less noninterest expense	92,603	88,644	85,956	80,983	77,149	348,186	274,216
Less gain (loss) on sale of other real estate owned	—	—	97	90	—	187	(93)
Less gain on sale of investment securities	220	—	—	381	—	601	—
PPNR (non-GAAP)	$ 75,773	$ 65,080	$ 68,929	$ 74,973	$ 78,559	$ 284,755	$ 258,942
Average assets	$ 14,332,804	$ 14,068,860	$ 13,671,985	$ 13,131,195	$ 12,986,568	$ 13,805,236	$ 13,319,624
PPNR ROAA (non-GAAP)	2.10 %	1.84 %	2.02 %	2.32 %	2.40 %	2.06 %	1.94 %

30

Reconciliation of Non-GAAP Financial Measures

ENTERPRISE Financial Services Corp

($ in thousands)	Quarter ended Dec 31, 2023	Sep 30, 2023	Jun 30, 2023	Mar 31, 2023	Dec 31, 2022	Year ended Dec 31, 2023	Dec 31, 2022
CORE EFFICIENCY RATIO							
Net interest income (GAAP)	$ 140,732	$ 141,639	$ 140,692	$ 139,529	$ 138,835	$ 562,592	$ 473,903
Tax-equivalent adjustment	1,915	2,061	2,062	2,041	1,983	8,079	7,042
Net interest income - FTE (non-GAAP)	142,647	143,700	142,754	141,570	140,818	570,671	480,945
Noninterest income (GAAP)	25,452	12,085	14,290	16,898	16,873	68,725	59,162
Less gain on sale of investment securities	220	—	—	381	—	601	—
Less gain (loss) on sale of other real estate owned	—	—	97	90	—	187	(93)
Core revenue (non-GAAP)	167,879	155,785	156,947	157,997	157,691	638,608	540,200
Noninterest expense (GAAP)	92,603	88,644	85,956	80,983	77,149	348,186	274,216
Less FDIC special assessment	2,412	—	—	—	—	2,412	—
Less amortization on intangibles	1,108	1,118	1,136	1,239	1,299	4,601	5,367
Core noninterest expense (non-GAAP)	89,083	87,526	84,820	79,744	75,850	341,173	268,849
Core efficiency ratio (non-GAAP)	53.06 %	56.18 %	54.04 %	50.47 %	48.10 %	53.42 %	49.77 %

($ in thousands)	Quarter ended Dec 31, 2023
CALCULATION OF ESTIMATED INSURED DEPOSITS	
Estimated uninsured deposits per Call Report	$ 4,297,447
Collateralized/affiliate deposits	(459,872)
Accrued interest on deposits	(7,291)
Adjusted uninsured/uncollateralized deposits	3,830,284
Estimated insured/collateralized deposits	8,346,087
Total deposits	$ 12,176,371

($ in thousands)	Quarter ended Dec 31, 2023
CET1 RATIO ADJUSTED FOR UNREALIZED LOSSES	
CET1 capital	$ 1,387,802
Less unrealized losses on investment portfolio, after tax	153,882
CET1 capital excluding unrealized losses on securities	$ 1,233,920
Total risk-weighted assets	12,235,391
CET1 capital to risk-weighted assets	11.3 %
CET1 capital excluding unrealized losses to risk-weighted assets	10.1 %

31